UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                                   Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

              Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-398-2929

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report December 31, 2013

Meridian Fund, Inc.

Meridian Growth Fund

Meridian Contrarian Fund

Meridian Equity Income Fund

Meridian Small Cap Growth Fund

MERIDIAN SHAREHOLDER LETTER

Semi-Annual Report, 12/31/2013

Dear Fellow Shareholder,

We are excited to write the first letter to our shareholders since Arrowpoint Asset Management LLC joined the Meridian Fund family as the new adviser to Meridian Fund, Inc. on September 5, 2013. Meridian and Arrowpoint share a strongly held belief that the best way to compound money and returns for shareholders is to focus on deep fundamental research and long-term investing. Backed by a portfolio management team that has managed billions of mutual fund assets, Arrowpoint Partners adds additional resources, discipline, and experience to the Meridian Funds.

With Arrowpoint’s appointment as adviser, Chad Meade and Brian Schaub took over portfolio management responsibility for the Meridian Growth Fund. With a process based on rigorous fundamental research, disciplined portfolio construction, and a focus on risk before reward, Chad and Brian have experience managing funds near the top of their peer groups through full investment cycles. Chad and Brian are sincerely honored to take the helm of this venerable fund, which was founded by Richard Aster nearly 30 years ago, and to expand upon Meridian Growth Fund’s legacy of delivering value to clients with the launch of the Meridian Small Cap Growth Fund on December 16, 2013. The Meridian Contrarian Fund (formerly, Value Fund) was renamed to more accurately reflect the strategy that has been refined over the past ten years. Both the Meridian Contrarian Fund and Meridian Equity Income Fund will continue to be overseen by the current co-manager team led by Jamie England, along with Larry Cordisco and Jim O’Connor. No change to the process or philosophy has occurred. We at Arrowpoint are excited to have Jamie, Larry, and Jim join our team.

We believe that the current dynamic markets, which have a high degree of macroeconomic risk and underlying strength, present both an opportunity and risk. We are focused on delivering strong risk-adjusted returns to the Meridian Fund shareholders by balancing fundamental research, stock selection, and careful portfolio construction. We are not economic prognosticators, nor traders; our value add is fundamental research first and foremost. As a team, we have our heads down analyzing individual businesses and investment opportunities. The goal is to find attractive equity investments with asymmetric risk/reward profiles.

Over the second half of 2013, we saw the S&P 500 return over 16.3% and the Russell 2500 (small and medium-sized companies) return over 18.5% with no major selloffs. This added to the first half gains and made for a seemingly unstoppable 2013 for equity markets. In such strong markets, investors often reward riskier companies the most, but these companies are often the first to fail in hard times. We generally choose not to hold these stocks, which may lead to some underperformance relative to the benchmark during roaring bull markets. However, our experience has been that the resulting decrease in risk supports the portfolios during turbulent markets and benefits shareholders in the long-term.

On behalf of all the Meridian and Arrowpoint team members, thank you for your continued support and investment in the Meridian Fund family.

Respectfully,

David Corkins

MERIDIAN FUND, INC.

Meridian Funds	2	www.meridianfund.com

Meridian Growth Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

Meridian Growth Fund Legacy Class shares returned 15.39% during the six-month period ending December 31, 2013, underperforming its primary benchmark, the Russell 2500 Growth, which rose 21.44%, and underperforming the Fund’s secondary benchmark, the Russell 2000, which rose 19.82%. Several factors impacted performance including the portfolio management change that occurred during the period. Effective September 5, 2013, Arrowpoint Asset Management became the investment adviser of the Fund, and a new portfolio team took over management of Meridian Growth Fund. As a result, approximately 65% of the portfolio was sold to increase investments in smaller, well-positioned growth companies. These transactions have increased the number of securities held by the Fund while reducing the average market capitalization with the intent of creating an all-weather small and mid-cap growth portfolio. Relative to the Russell 2500 Growth, the Fund is substantially overweight the Industrials sector while being underweight the Consumer Staples, Materials, Health Care, and Information Technology sectors. The Fund’s Industrials and Healthcare holdings underperformed relative to the benchmark; however, both remained positive contributors to performance given the sectors’ strong performance over the period. Additionally, the Fund’s high cash levels contributed to the Fund’s underperformance.

Globally accommodative monetary policy and improving economic conditions provided a tailwind to stocks during the six-month period ending December 31, 2013. Over that period, the Russell 2500 Growth Index returned 21.4%. Growth stocks generally outpaced value stocks and small cap stocks generally outpaced large cap stocks. One highlight of the six-month period was the lack of volatility: the Russell 2500 Growth Index suffered no pullbacks greater than 5%.

A key policy development during the period was the decision by the Federal Reserve to begin tapering its asset purchase program while committing to sustained easy monetary policy for the next one to two years. The decision to begin tapering asset purchases was a non-event with investors, who choose to focus instead on the improving economy and the outlook for sustained low interest rates.

The top contributors to Fund performance during the period were LKQ Corp., Trimble Navigation, Ltd., and Affiliated Managers Group, Inc.

LKQ Corp. was the Fund’s top contributor in the six-month period ending December 31, 2013. The company is a leading distributor of alternative collision repair parts in a market estimated to be $59 billion. During the period, LKQ reported strong second quarter earnings growth and announced the acquisition of Keystone Automotive Operations, which benefited performance. While we continue to believe that LKQ has further growth potential in a large fragmented market, we trimmed the stock meaningfully in the period as it approached our price target.

Trimble Navigation, Ltd. was also a top contributor during the period. Trimble Navigation’s GPS solutions continued to gain traction in the marketplace, which drove strong fundamental performance. Trimble Navigation’s products enable customers to increase overall productivity and reduce costs, which we believe creates strong demand for their products. Based on the low market penetration across myriad industries and geographies, we continue to view the company as very well positioned.

Affiliated Managers Group, Inc. is an asset management company that invests in boutique asset management firms. The stock generated substantial returns during the period due to a favorable market environment, strong performance by many of its affiliated managers, and healthy inflows into the managers’ investment products. Inflows over the trailing 12-month period ending September 30, 2013 exceeded $40B and assets under management reached $508B. Like LKQ, we reduced the Fund’s position in Affiliated Managers Group as it approached our price target and as its market capitalization grew to exceed our $10 billion threshold used to determine when to exit positions.

The top detractors from performance in the period were Polypore International, Inc., Noodles & Co., and Dresser-Rand Group, Inc.

Polypore International, Inc. was the Fund’s largest detractor during the period. The company reported a weak third quarter with revenues and EPS missing consensus estimates. Additionally, the company announced that it was in the process of renegotiating contracts with its largest customers and that the outcome of these negotiations was difficult to predict. We continue to own the stock because we believe that Polypore has proprietary technology that allows it to manufacture the highest quality battery separators at the lowest cost. As electric and hybrid vehicles continue to increase their penetration of the auto market, we believe that Polypore should be poised to grow at high incremental margins and at high returns on invested capital.

Noodles & Co. also detracted from Fund performance during the period. Noodles & Co. continues to execute on its growth plan but same-store sales growth came in slightly below expectations due to lower traffic and the impact of the Colorado

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund

Portfolio Performance and Composition (Unaudited) (continued)

floods. Noodles & Co. currently has 370 restaurants and we believe that the company has an opportunity to dramatically increase the store base at good unit economics.

Dresser-Rand Group, Inc. also declined slightly during the period, causing a drag on overall performance. Dresser–Rand reported weak third quarter results due to the more volatile “new unit” segment and negative free cash flow due to higher working capital investments. We continue to like the investment given the consistent performance from its aftermarket segment and believe that the company has opportunities driven by new products and continued oil service investment.

Meet the Managers

On September 5, 2013 we began managing the Meridian Growth Fund. Our investment philosophy is built on the following key tenets:

1.	Employ fundamental research to identify high-quality growth businesses with predictable and recurring revenues, high returns on invested capital, and attractive risk/reward profiles.

2.	Build a durable, all-weather portfolio that protects capital in tough, turbulent markets and keeps up with the broader market in bull market environments.

3.	Always think about risk before reward. Almost 30 years of combined experience in small- and mid-cap markets have taught us the importance of assessing the downside risk of each security with the intention of avoiding the landmines and pitfalls that can trip up other investors.

We believe that this disciplined process combined with decades of experience, extensive resources, and a long-term investment horizon are the key ingredients with the potential for capturing upside performance in rising markets while reducing negative performance in down markets.

Chad Meade and Brian Schaub

Average Annual Total Return as of 12.31.13

Share Class	Inception	6 Month		1 Year	5 Year	10 Year
Legacy Class (MERDX)	8/1/84	15.39		28.53	21.14	9.80
Institutional Class (MRIGX)	11/15/13	4.37	*	—	—	—
Advisor Class (MRAGX)	11/15/13	4.35	*	—	—	—

*	Since inception total return.

See “Disclosures Regarding Fund Performance” on page 15 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund

Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of 12.31.13

Clean Harbors, Inc.	2.73%
Sensata Technologies Holding N.V. (Netherlands)	2.67%
Wolverine World Wide, Inc.	2.66%
Gartner, Inc.	2.36%
Cadence Design Systems, Inc.	2.29%
VistaPrint, N.V. (Netherlands)	2.27%
Carter’s, Inc.	2.26%
Trimble Navigation Ltd.	2.18%
SS&C Technologies Holdings, Inc.	2.17%
Sally Beauty Holdings, Inc.	2.12%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.13

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	5	www.meridianfund.com

Meridian Contrarian Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

The Meridian Contrarian Fund Legacy Class Shares returned 19.06% during the six-month period ending December 31, 2013, underperforming the Fund’s primary benchmark, the Russell 2500, which rose 18.52%, and outperforming the Fund’s secondary benchmark, the S&P 500, which rose 16.30%. The strong outperformance of small cap stocks relative to the overall market over the period caused underperformance of our diversified market capitalization fund relative to the small and mid-cap Russell 2500, while leading us to outperform the large cap S&P 500. The primary sectors that contributed to the Fund’s returns were Information Technology, Industrials, and Consumer Discretionary. Relative to the Russell 2500, the Fund was overweight to the Information Technology and Industrials sectors, with a large underweight in the Financial sector. The underweight in Financials was responsible for some underperformance relative to the index. Additionally, the Fund’s cash levels contributed to the Fund’s underperformance.

Globally accommodative monetary policy and improving domestic economic data provided a tailwind to the equity market during the six months ending December 31, 2013. Over that period, the Russell 2500 Index rose 18.52%. The lack of volatility during the period, with no corrections greater than five percent, resulted in one of the highest ever Sharpe ratios1 for the index.

The key policy development was a decision by the Federal Reserve to begin tapering its asset purchase program, while committing to sustained easy monetary policy for the next one to two years. The market’s benign reaction to the decision reflects a distinction between the end of tapering and the beginning of interest rate increases. The interpretation that easy policy will continue while the economy shows signs of continued improvement drove stocks higher to close the year.

The top individual contributors to the Fund’s positive performance were Broadridge Financial Solutions, Inc., Ubiquiti Networks, Inc., and Polaris Industries, Inc.

Broadridge Financial Solutions, Inc. is a leading provider of investor communication and securities processing services. The stock price had been fairly stagnant for a number of years due to temporary softness in its core market and ongoing investments in future growth initiatives that lowered current profitability. In 2013 these headwinds waned, leading to renewed earnings growth, multiple expansion, and strong stock performance.

Ubiquiti Networks, Inc. designs and manufactures wireless broadband infrastructure equipment and other communications products. Ubiquiti Networks, Inc. suffered declining earnings in late 2012 as its rate of growth created operational challenges that resulted in a short-term disruption to sales, which we believed was fixable. With better controls in place in 2013, revenue and earnings growth resumed and the stock price more than doubled from our original purchase price. We continue to like their opportunity to grow market share in a very large and growing market.

Polaris Industries, Inc. is a leading manufacturer of recreational vehicles such as ATVs, snowmobiles, and motorcycles. We invested in this company several years ago during a cyclical disruption to their business. We were attracted to their opportunity to gain share with several new manufacturing initiatives as well as new growth markets. The company has executed almost flawlessly and the stock has been a strong contributor to the portfolio.

The top detractors from Fund performance during the period were Aeropostale, Inc., Compass Minerals International, Inc., and Tempur Sealy International, Inc. Aeropostale is a retailer focused on the teenage demographic. The company suffered declining earnings in 2012 as struggling competitors cut prices and customer preference moved away from Aeropostale’s traditional strength in core basics towards higher fashion content. We believed that the Aeropostale’s brand was still relevant and that the company would benefit as improving inventory positions at competitors eased price competition and as the addition of a new head of design improved the company’s fashion offerings. This did not materialize, however, and the company continued to struggle. We exited the position at a loss to invest in other companies with greater growth potential.

Compass Minerals International, Inc. is a leading producer of rock salt and specialty potash fertilizer. This has traditionally been a high-quality company benefiting from a unique collection of resource assets. We invested in this company as we believed that earnings were due to turn after four years of weak road salt demand driven by mild Northeast winters and production problems at its potash mines. During 2013 the potash industry was rocked by the potential collapse of a European cartel, which led to falling potash prices. Facing significant uncertainty for the future of the potash market, we sold the stock during the period.

[1]	Sharpe ratio is the annualized return minus the “risk free” rate (three-month Treasury bills), divided by equity volatility.

Meridian Funds	6	www.meridianfund.com

Meridian Contrarian Fund

Portfolio Performance and Composition (Unaudited) (continued)

Tempur Sealy International, Inc. is a leading mattress manufacturer. Earnings declined as the industry slowed in 2013, as compared to a very strong 2012, as competitors successfully imitated Tempur Sealy’s “memory foam” products and as the company experienced problems with a new product launch. We initially invested because we believed that the company’s acquisition of Sealy in March 2013 could drive earnings growth in a stagnant mattress market, which could be helped by using cash flow generation to pay down debt and lower interest expense. We sold the stock at a loss due to a surprise sales shortfall that led us to believe that the declines in the company’s core “memory foam” products could be worse than we anticipated and presented a longer-term challenge.

As always, we remain focused on individual stock selection and portfolio construction that identifies quality companies that we believe are experiencing temporary disruptions to their businesses. These disruptions enable us to buy the businesses at attractive prices. In today’s market we believe this process is a competitive advantage given the high valuations attached to today’s market darlings. We also believe that this gives our portfolio a more attractive risk-reward as we can find equivalent growth opportunities at much more compelling valuations. We believe this results in the best methodology for creating compounded shareholder earnings growth over the long-term.

Jamie England, Larry Cordisco, & Jim O’Connor

Average Annual Total Return as of 12.31.13

Share Class	Inception	6 Month		1 Year	5 Year	10 Year
Legacy Class (MVALX)	2/10/94	19.06		34.78	17.26	8.62
Institutional Class (MFCIX)	11/15/13	3.50	*	—	—	—
Advisor Class (MFCAX)	11/15/13	3.50	*	—	—	—

*	Since Inception total return.

See “Disclosures Regarding Fund Performance” on page 15 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Top 10 Common Stock Holdings as of 12.31.13

Broadridge Financial Solutions, Inc.	2.66%
Hawaiian Electric Industries, Inc.	2.56%
Verint Systems, Inc.	2.48%
Arthur J. Gallagher & Co.	2.35%
AptarGroup, Inc.	2.32%
Alexander & Baldwin, Inc.	2.31%
Wolverine World Wide, Inc.	2.31%
Lennox International, Inc.	2.26%
Linear Technology Corp.	2.23%
Gildan Activewear, Inc.	2.22%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.13

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Equity Income Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

During the six-month period ending December 31, 2013 the Meridian Equity Income Legacy Class shares returned 14.77%, underperforming its primary benchmark, the S&P 500, which rose 16.30%. Our income-oriented fund has a value tilt that created some underperformance due to the strong outperformance of growth over value during the period. The primary sectors that contributed to the Fund’s returns were Information Technology, Industrials, and Financials. The Fund was underweight the Industrials and Health Care sectors and overweight the Materials sector, during the period, though none of these weightings contributed meaningfully to the relative underperformance.

Globally accommodative monetary policy and improving domestic economic data provided a tailwind to the equity market during the six months ending December 31, 2013. Over that period, the S&P 500 Index rose 16.30%. The key policy development was a decision by the Federal Reserve to begin tapering its asset purchase program, while committing to sustained easy monetary policy for the next one to two years. The market’s benign reaction to the decision reflects a distinction between the end of tapering and the beginning of interest rate increases. The interpretation that easy policy will continue while the economy shows signs of continued improvement drove stocks higher to close the year.

The top individual contributors to the Fund’s positive performance were Broadridge Financial Solutions, Lockheed Martin Corp., and Apple, Inc.

Broadridge Financial Solutions, Inc. is a leading provider of investor communication and securities processing services. The stock price had been fairly stagnant for a number of years due to temporary softness in its core market and ongoing investments in future growth initiatives that lowered current profitability. In 2013 these headwinds waned, leading to renewed earnings growth, multiple expansion, and strong stock performance.

Lockheed Martin Corp. was the second largest contributor to Fund returns during the period. The company fared well as earnings grew better than expected despite budget related pressures on the defense industry. We believe that Lockheed Martin will experience continued earnings growth, and its low payout ratio indicates a strong possibility of future dividend increases.

Apple, Inc. also generated solid returns for the Fund during the period. Due to negative investor sentiment as earnings growth slowed, we were able to invest in the company at an attractive yield. We believe Apple’s cash-rich balance sheet and low payout ratio indicates an ability to grow dividends even if earnings growth does not return to its historic rate.

The top detractors from Fund performance during the period were Campus Crest Communities, Inc., Cisco Systems, Inc., and Compass Minerals International, Inc.

Campus Crest Communities, Inc. is a real estate investment trust (“REIT”) specializing in student housing in second tier university markets. Our investment suffered as we underestimated the supply growth outlook for this sector and the resulting pressure on results and investor sentiment. We sold the stock at a loss during the period.

Cisco Systems, Inc. also generated losses for the Fund during the period as earnings expectations were recently cut due to weakness in emerging markets. We are regarding our investment in Cisco with caution, but for now we continue to hold the shares due to the attractive dividend yield and the potential for dividend growth, even with muted earnings growth, enabled by the company’s low payout ratio and strong balance sheet.

Compass Minerals International, Inc. is a leading producer of rock salt and specialty potash fertilizer. During the period, the potash industry was rocked by the potential collapse of a European cartel that led to falling potash prices, which generated negative stock price performance. We have maintained our position in the company as the lower stock price has elevated the dividend yield, providing an attractive incentive to wait for an industry recovery.

We remain focused on stock selection and portfolio construction that preserves capital and generates above-market yield and dividend growth.

Jamie England, Larry Cordisco & Jim O’Connor

Average Annual Total Return as of 12.31.13

Share Class	Inception	6 Month	1 Year	5 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	14.77	31.00	16.47	7.39
Institutional Class (MRIEX)	11/15/13	—	—	—	2.18
Advisor Class (MRAEX)	11/15/13	—	—	—	2.15

See “Disclosures Regarding Fund Performance” on page 15 for important information regarding reported performance.

Meridian Funds	8	www.meridianfund.com

Meridian Equity Income Fund

Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of 12.31.13

Lockheed Martin Corp.	2.70%
Microchip Technology, Inc.	2.69%
Flowers Foods, Inc.	2.57%
Eaton Corp., plc	2.56%
The Scotts Miracle-Gro Co.	2.42%
Hasbro, Inc.	2.40%
Emerson Electric Co.	2.35%
Paychex, Inc.	2.34%
Cole Real Estate Investment, Inc.	2.34%
Kimberly-Clark Corp.	2.31%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.13

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	9	www.meridianfund.com

Meridian Small Cap Growth Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

Since the Fund’s launch on December 16, 2013, the Meridian Small Cap Growth Fund Legacy Class shares returned 4.50%, underperforming its primary benchmark, the Russell 2000 Growth Index, which rose 5.60% over the same period. This underperformance came from deploying cash in the launch of the new fund, with the index rising 1.22% on the first day of the Fund’s launch while cash was being deployed. The primary sectors that contributed to the Fund’s returns were Industrials, Information Technology, and Health Care. Relative to the Russell 2000 Growth, the Fund is overweight the Industrials sector while being underweight the Consumer Staples, Materials, Health Care, and Information Technology sectors. The Fund’s underperformance was not driven by the relative sector weights; rather the underperformance was more directly attributable to the market’s strong performance on the first day of investing for the fund.

Globally accommodative monetary policy and improving domestic economic data provided a tailwind to the equity market during the six months ending December 31, 2013. Over that period, the S&P 500 Index rose 16.30%. The key policy development was a decision by the Federal Reserve to begin tapering its asset purchase program, while committing to sustained easy monetary policy for the next one to two years. The market’s benign reaction to the decision reflects a distinction between the end of tapering and the beginning of interest rate increases. The interpretation that easy policy will continue while the economy shows signs of continued improvement drove stocks higher to close the year.

The top contributors to Fund performance during the period were National Research Corp., Titan Machinery, Inc., and RigNet, Inc.

National Research Corp. experienced strong gains during the two-week period ending December 31, 2013. The company provides performance measurement services to the healthcare industry to help providers and payers measure outcomes. We believe that National Research is well positioned for the evolving healthcare landscape and has a strong business model characterized by recurring revenues, high margins, and returns on equity in excess of 20%. Additionally, the A shares owned by the Fund closed the year at a 45.8% discount to the B shares; we expect this valuation discrepancy to narrow over time.

Titan Machinery, Inc. was a top contributor to the Fund, with its stock price generating robust returns for the two-week period ending December 31, 2013. Titan Machinery is the largest agricultural dealer for Case New Holland with solid market positions in the western U.S. From a growth perspective, we believe that the company is well-positioned to benefit from increased global food demand, a rebound in commercial construction activity, and further acquisition opportunities. We also consider the company’s business model to be solid, with a majority of profits coming from its more stable parts and service aftermarket business. We believe these characteristics can drive further improvements in shareholder value.

Rignet, Inc. also contributed to the positive performance of the Fund during the period. RigNet is the largest provider of communications infrastructure to remote locations for the oil and gas industry. We believe the company has a strong competitive advantage as a result of its scale, quality of service, and customer relationships. RigNet is positioned to benefit from an increase in oil and gas production in more remote locations, especially deepwater projects.

The top detractors from Fund performance during the period were SciQuest, Inc., Exa Corp., and Exact Sciences Corp.

SciQuest, Inc. was the Fund’s largest detractor, experiencing a stock price decline over the period. We believe that this negative performance was due to shareholders taking profits at the end of the year after the stock returned nearly 80% for the 12-month period ending December 31, 2013. SciQuest is a software company that helps its customers connect with their suppliers and lower procurement costs. The company uses an on-demand model, which results in a high percentage of recurring revenues. We believe that this is a $4 billion potential market, which provides a long runway for growth considering SciQuest currently has less than $100 million in annual revenues.

Exa Corp. provides software for simulation driven product design. The stock experienced erosion in its price during the period, which made it the second largest detractor to performance. We view the company as being an open-ended growth opportunity as software based simulation benefits from prototyping in transportation markets. Simulation reduces the need for expensive prototypes, increases automation, and allows for faster turnaround times, which ultimately result in customer savings. Exa signs annual consumption-based licenses with customers, which we believe create predictable revenue streams with low volatility.

Exact Sciences Corp. also had negative returns during the period, which created a drag on overall Fund performance. Exact Sciences is an early stage diagnostic company with a test for early detection of colorectal cancers. Upon receipt of the U.S. Food and Drug Administration’s approval, we believe that Exact Sciences’s Cologuard test will help revolutionize colorectal screening and increase overall compliance rates with clinical guidelines. We think that the large market, combined with attractive unit economics, should drive an improvement in shareholder value.

Meridian Funds	10	www.meridianfund.com

Meridian Small Cap Growth Fund

Portfolio Performance and Composition (Unaudited) (continued)

Meet the Managers

On December 16, 2013, we began managing the Meridian Small Cap Growth Fund. Our investment philosophy is built on the following key tenets:

1.	Employ fundamental research to identify high-quality growth businesses with predictable and recurring revenues, high returns on invested capital, and attractive risk/reward profiles.

2.	Build a durable, all-weather portfolio that protects capital in tough, turbulent markets and keeps up with the broader market in bull market environments.

3.	Always think about risk before reward. Almost 30 years of combined experience in small and mid-cap markets have taught us the importance of assessing the downside risk of each security with the intention of avoiding the landmines and pitfalls that can trip up other investors.

We believe that this disciplined process combined with decades of experience, extensive resources, and a long-term investment horizon are the key ingredients with the potential for capturing upside performance in rising markets while reducing negative performance in down markets.

Chad Meade and Brian Schaub

Average Annual Total Return as of 12.31.13 [semi-annual]

Share Class	Inception	Since Inception
Legacy Class (MSGGX)	12/16/13	4.50
Institutional Class (MISGX)	12/16/13	4.50
Advisor Class (MSGAX)	12/16/13	4.50

See “Disclosures Regarding Fund Performance” on page 15 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Top 10 Common Stock Holdings as of 12.31.13

Clean Harbors, Inc.	2.74%
Carter’s, Inc.	2.70%
Heritage-Crystal Clean, Inc.	2.50%
Cadence Design Systems, Inc.	2.40%
VistaPrint, N.V. (Netherlands)	2.39%
Heico Corp.	2.31%
National Research Corp.	2.02%
RigNet, Inc.	1.95%
SP Plus Corp.	1.92%
SolarWinds, Inc.	1.91%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 12.31.13

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	11	www.meridianfund.com

Meridian Growth Fund

Fund Expenses

December 31, 2013 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2013[1]	Ending Account Value December 31, 2013	Expenses Paid During the Period
Legacy Class (MERDX)	0.86%	$1,000.00	$1,153.90	$4.67	[2]
Institutional Class (MRIGX)	1.30%	$1,000.00	$1,043.70	$1.60	[3]
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,043.50	$1.91	[3]

Hypothetical[4]	Annualized Expense Ratio	Beginning Account Value July 1, 2013[1]	Ending Account Value December 31, 2013	Expenses Paid During the Period
Legacy Class (MERDX)	0.86%	$1,000.00	$1,020.87	$4.38	[2]
Institutional Class (MRIGX)	1.30%	$1,000.00	$1,004.46	$1.57	[3]
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,004.16	$1.87	[3]

[1]	While the Institutional Class and Adviser Class commenced operations on November 15, 2013, they began their investing on November 16, 2013.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 45 days, the number of days since inception of the Institutional and Adviser Classes.

[4]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 15 for further information on how the above examples were calculated.

Meridian Contrarian Fund

Fund Expenses

December 31, 2013 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2013[1]	Ending Account Value December 31, 2013	Expenses Paid During the Period
Legacy Class (MVALX)	1.14%	$1,000.00	$1,190.60	$6.29	[2]
Institutional Class (MFCIX)	1.35%	$1,000.00	$1,035.00	$1.66	[3]
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,035.00	$1.96	[3]

Hypothetical[4]	Annualized Expense Ratio	Beginning Account Value July 1, 2013[1]	Ending Account Value December 31, 2013	Expenses Paid During the Period
Legacy Class (MVALX)	1.14%	$1,000.00	$1,019.46	$5.80	[2]
Institutional Class (MFCIX)	1.35%	$1,000.00	$1,004.40	$1.63	[3]
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,004.10	$1.93	[3]

[1]	While the Institutional Class and Adviser Class commenced operations on November 15, 2013, they began their investing on November 16, 2013.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.

Meridian Funds	12	www.meridianfund.com

Meridian Contrarian Fund

Fund Expenses (continued)

December 31, 2013 (Unaudited)

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 45 days, the number of days since inception of the Institutional and Adviser Classes.

[4]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure regarding Fund Expenses” on page 15 for further information on how the above examples were calculated.

Meridian Funds	13	www.meridianfund.com

Meridian Equity Income Fund

Fund Expenses

December 31, 2013 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2013[1]	Ending Account Value December 31, 2013	Expenses Paid During the Period
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,147.70	$6.77	[2]
Institutional Class (MRIEX)	1.35%	$1,000.00	$1,021.80	$1.65	[3]
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,021.50	$1.95	[3]

Hypothetical[4]	Annualized Expense Ratio	Beginning Account Value July 1, 2013[1]	Ending Account Value December 31, 2013	Expenses Paid During the Period
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.90	$6.36	[2]
Institutional Class (MRIEX)	1.35%	$1,000.00	$1,004.40	$1.63	[3]
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,004.10	$1.93	[3]

[1]	While the Institutional Class and Adviser Class commenced operations on November 15, 2013 they began their investing on November 16, 2013.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 45 days, the number of days since inception of the Institutional and Adviser Classes.

[4]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 15 for further information on how the above examples were calculated.

Meridian Small Cap Growth Fund

Fund Expenses

December 31, 2013 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value December 16, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,045.00	$0.50
Institutional Class (MISGX)	1.35%	$1,000.00	$1,045.00	$0.57
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,045.00	$0.67

Hypothetical[2]	Annualized Expense Ratio	Beginning Account Value December 16, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,001.56	$0.49
Institutional Class (MISGX)	1.35%	$1,000.00	$1,001.50	$0.56
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,001.40	$0.66

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 15 days, the number of days since inception (December 16, 2013) of the Fund, then divided by 365.

[2]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 15 for further information on how the above examples were calculated.

Meridian Funds	14	www.meridianfund.com

Meridian Fund, Inc.

Performance and Expense Disclosures

December 31, 2013

Disclosures Regarding Fund Performance

Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.

Performance prior to 9.5.13 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.

Legacy class shares are no longer available for purchase by new investors after 11.14.13.

Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses

As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.

Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.

The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.

The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.

The expense examples do not reflect any transactional costs, such as the 2% redemption fee charged on sales made within 60 days of original purchase. Therefore, the information reported within these expense examples are meant to highlight on-going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com

Meridian Funds	15	www.meridianfund.com

Meridian Growth Fund

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value

Common Stocks - 91.0%
Consumer Discretionary - 18.4%
Distributors - 0.9%
LKQ Corp.*	642,337	$21,132,887
Hotels Restaurants & Leisure - 1.7%
Cracker Barrel Old Country Store, Inc.	99,471	10,948,773
Dunkin' Brands Group, Inc.	394,007	18,991,137
Noodles & Co.*	256,282	9,205,649

		39,145,559
Leisure Equipment & Products - 0.5%
Polaris Industries, Inc.	79,016	11,507,890
Media - 1.4%
National CineMedia, Inc.	1,596,097	31,858,096
Specialty Retail - 8.3%
DSW, Inc. Class A	565,454	24,161,849
Hibbett Sports, Inc.*	592,372	39,813,322
Monro Muffler Brake, Inc.	423,380	23,861,697
PetSmart, Inc.	519,300	37,779,075
Sally Beauty Holdings, Inc.*	1,442,252	43,599,278
Ulta Salon Cosmetics & Fragrance, Inc.*	181,616	17,529,576

		186,744,797
Textiles, Apparel & Luxury Goods - 5.6%
Carter's, Inc.	649,327	46,615,185
Tumi Holdings, Inc.*	1,087,974	24,533,814
Wolverine World Wide, Inc.	1,614,400	54,825,024

		125,974,023

Total Consumer Discretionary		416,363,252
Consumer Staples - 0.9%
Food & Staples Retailing - 0.9%
Susser Holdings Corp.*	325,178	21,295,907
Energy - 2.5%
Energy Equipment & Services - 2.1%
Core Laboratories N.V. (Netherlands)	63,714	12,166,188
Dresser-Rand Group, Inc.*	593,356	35,381,818

		47,548,006
Oil, Gas & Consumable Fuels - 0.4%
World Fuel Services Corp.	200,913	8,671,405

Total Energy		56,219,411
Financials - 7.2%
Capital Markets - 3.5%
Affiliated Managers Group, Inc.*	107,864	23,393,544
Financial Engines, Inc.	185,133	12,863,041
LPL Financial Holdings, Inc.	898,489	42,255,938

		78,512,523
Commercial Bank - 1.0%
East West Bancorp, Inc.	629,061	21,998,263

	Shares	Value

Insurance - 1.2%
Brown & Brown, Inc.	875,500	$27,481,945
Real Estate Management & Development - 1.5%
Jones Lang Lasalle, Inc.	334,461	34,245,462

Total Financials		162,238,193
Health Care - 12.0%
Biotechnology - 3.2%
Alnylam Pharmaceuticals, Inc.*	97,893	6,297,457
Clovis Oncology, Inc.*	201,643	12,153,024
Exact Sciences Corp.*	1,094,917	12,799,580
Medivation, Inc.*	198,762	12,684,991
NPS Pharmaceuticals, Inc.*	462,510	14,041,804
Synageva BioPharma Corp.*	214,580	13,887,618

		71,864,474
Health Care Providers & Services - 5.8%
Cooper Cos., Inc. (The)	303,395	37,572,437
DexCom, Inc.*	403,835	14,299,797
Endologix, Inc.*	1,220,347	21,282,852
IDEXX Laboratories, Inc.*	209,751	22,311,214
Insulet Corp.*	307,461	11,406,803
Quidel Corp.*	827,231	25,553,166

		132,426,269
Health Care Technology - 1.0%
athenahealth, Inc.*	82,225	11,059,263
Spectranetics Corp.*	438,602	10,965,050

		22,024,313
Life Sciences Tools & Services - 1.0%
PerkinElmer, Inc.	573,781	23,656,991
Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc.*	628,084	22,485,407

Total Health Care		272,457,454
Industrials - 28.7%
Aerospace & Defense - 1.9%
HEICO Corp. Class A	1,029,838	43,376,777
Air Freight & Logistics - 1.8%
Expeditors International of Washington, Inc.	893,654	39,544,189
Commercial Services & Supplies - 5.6%
Clean Harbors, Inc.*	937,929	56,238,223
Ritchie Bros. Auctioneers, Inc. (Canada)	1,345,549	30,853,439
Rollins, Inc.	561,057	16,994,417
Stericycle, Inc.*	185,447	21,543,378

		125,629,457
Electrical Equipment - 4.2%
Polypore International, Inc.*	1,014,629	39,469,068
Sensata Technologies Holding N.V. (Netherlands)*	1,419,837	55,047,080

		94,516,148

The accompanying notes are an integral part of the financial statements.

Meridian Funds	16	www.meridianfund.com

Meridian Growth Fund

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

	Shares	Value

Machinery - 5.5%
Kennametal, Inc.	655,692	$34,141,882
Pall Corp.	305,864	26,105,492
Tennant Co.	228,026	15,462,443
Woodward, Inc.	573,092	26,138,726
Xylem, Inc.	656,728	22,722,789

		124,571,332
Marine - 1.0%
Kirby Corp.*	228,175	22,646,369
Professional Services - 3.5%
Advisory Board Co. (The)*	313,642	19,969,586
Corporate Executive Board Co. (The)	323,363	25,037,997
IHS, Inc. Class A*	292,094	34,963,652

		79,971,235
Road & Rail - 3.5%
Genesee & Wyoming, Inc. Class A*	226,248	21,731,120
J.B. Hunt Transport Services, Inc.	472,147	36,496,963
Saia, Inc.*	672,161	21,542,760

		79,770,843
Trading Companies & Distributors - 1.7%
Watsco, Inc.	112,858	10,841,139
WESCO International, Inc.*	306,662	27,927,708

		38,768,847

Total Industrials		648,795,197
Information Technology - 18.5%
Computers & Peripherals - 0.7%
Stratasys Ltd.*	108,802	14,655,629
Electronic Equip., Instruments - 2.8%
Measurement Specialties, Inc.*	310,637	18,852,560
Trimble Navigation, Ltd.*	1,294,576	44,921,787

		63,774,347
Internet Software & Services - 2.6%
CoStar Group, Inc.*	65,052	12,007,298
VistaPrint N.V. (Netherlands)*	822,271	46,746,106

		58,753,404
IT Services - 2.1%
Gartner, Inc.*	682,701	48,505,906
Software - 10.3%
ANSYS, Inc.*	257,635	22,465,772
Blackbaud, Inc.	442,251	16,650,750
Cadence Design Systems, Inc.*	3,366,697	47,201,092
Qlik Technologies, Inc.*	325,854	8,677,492
RealPage, Inc.*	497,670	11,635,525

	Shares	Value

SolarWinds, Inc.*	1,001,355	$37,881,260
Solera Holdings, Inc.	613,445	43,407,368
SS&C Technologies Holdings, Inc.*	1,011,788	44,781,737

		232,700,996

Total Information Technology		418,390,282
Materials - 1.8%
Chemicals - 1.8%
FMC Corp.	229,673	17,331,125
Valspar Corp. (The)	341,651	24,356,300

		41,687,425

Total Materials		41,687,425
Telecommunication Services - 1.0%
Wireless Telecommunication Services - 1.0%
SBA Communications Corp. Class A*	246,495	22,145,111
Total Investments - 91.0%
(Cost $1,744,786,605)		2,059,592,232

Cash and Other Assets, Less Liabilities - 9.0%		204,037,780

Net Assets - 100.0%		$2,263,630,012

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	17	www.meridianfund.com

Meridian Contrarian Fund

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value

Common Stocks - 94.7%
Consumer Discretionary - 13.0%
Distributors - 1.6%
LKQ Corp.*	370,300	$12,182,870
Hotels Restaurants & Leisure - 3.6%
Bally Technologies, Inc.*	111,300	8,731,485
Denny's Corp.*	1,608,600	11,565,834
Yum! Brands, Inc.	105,000	7,939,050

		28,236,369
Leisure Equipment & Products - 1.5%
Polaris Industries, Inc.	82,000	11,942,480
Specialty Retail - 2.0%
Monro Muffler Brake, Inc.	153,100	8,628,716
Select Comfort Corp.*	331,500	6,991,335

		15,620,051
Textiles, Apparel & Luxury Goods - 4.3%
Gildan Activewear, Inc. (Canada)	309,000	16,472,790
Wolverine World Wide, Inc.	504,000	17,115,840

		33,588,630

Total Consumer Discretionary		101,570,400
Consumer Staples - 2.9%
Food Products - 2.9%
Chiquita Brands International, Inc.*	569,800	6,666,660
Flowers Foods, Inc.	439,250	9,430,698
Lancaster Colony Corp.	74,100	6,531,915

Total Consumer Staples		22,629,273
Energy - 5.3%
Energy Equipment & Services - 0.6%
CARBO Ceramics, Inc.	39,400	4,591,282
Oil, Gas & Consumable Fuels - 4.7%
Energen Corp.	111,400	7,881,550
EOG Resources, Inc.	82,500	13,846,800
Halcon Resources Corp.*	1,007,801	3,890,112
Occidental Petroleum Corp.	120,200	11,431,020

		37,049,482

Total Energy		41,640,764
Financials - 10.0%
Commercial Banks - 3.5%
Lazard Ltd.	264,400	11,982,608
First Niagara Financial Group, Inc.	1,479,700	15,714,414

		27,697,022
Insurance - 4.3%
Arthur J Gallagher & Co.	371,100	17,415,723
Willis Group Holdings, Plc	358,600	16,068,866

		33,484,589
Real Estate Management & Development - 2.2%
Alexander & Baldwin, Inc.*	411,200	17,159,376

Total Financials		78,340,987

	Shares	Value

Health Care - 10.9%
Health Care Equipment & Supplies - 6.3%
Neurocrine Biosciences, Inc.*	388,000	$3,623,920
Accuray, Inc.*	1,056,600	9,202,986
CR Bard, Inc.	84,500	11,317,930
Haemonetics Corp.*	279,700	11,783,761
Masimo Corp.*	460,310	13,454,861

		49,383,458
Health Care Providers & Services - 2.0%
Humana, Inc.	148,300	15,307,526
Life Sciences Tools & Services - 1.6%
ICON Plc ADR* (Ireland)	308,000	12,446,280
Pharmaceuticals - 1.0%
Hospira, Inc.*	187,400	7,735,872

Total Health Care		84,873,136
Industrials - 19.4%
Aerospace & Defense - 1.2%
Orbital Sciences Corp.*	419,500	9,774,350
Building Products - 2.8%
Lennox International, Inc.	196,900	16,748,314
NCI Building Systems, Inc.*	287,700	5,046,258

		21,794,572
Commercial Services & Supplies - 1.8%
Clean Harbors, Inc.*	30,000	1,798,800
Steelcase, Inc. Class A	767,000	12,164,620

		13,963,420
Electrical Equipment - 2.6%
GrafTech International, Ltd.*	650,800	7,308,484
Regal-Beloit Corp.	182,400	13,446,528

		20,755,012
Industrial Conglomerates - 2.5%
Koninklijke Philips N.V. (Netherlands)	398,231	14,722,600
Polypore International, Inc.*	127,800	4,971,420

		19,694,020
Machinery - 3.5%
Flowserve Corp.	161,300	12,715,279
Xylem, Inc.	416,600	14,414,360

		27,129,639
Marine - 1.2%
Matson, Inc.	370,500	9,673,755
Road & Rail - 3.8%
Genesee & Wyoming, Inc. Class A*	159,900	15,358,395
Norfolk Southern Corp.	151,700	14,082,311

		29,440,706

Total Industrials		152,225,474

The accompanying notes are an integral part of the financial statements.

Meridian Funds	18	www.meridianfund.com

Meridian Contrarian Fund

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

	Shares	Value

Information Technology - 25.1%
Communications Equipment - 1.7%
Sonus Networks, Inc.*	1,571,000	$4,948,650
Ubiquiti Networks, Inc.*	174,000	7,997,040

		12,945,690
Computers & Peripherals - 1.5%
Apple, Inc.	21,200	11,895,532
Electronic Equip., Instruments - 4.6%
FLIR Systems, Inc.	512,100	15,414,210
Itron, Inc.*	232,800	9,644,904
National Instruments Corp.	354,398	11,347,824

		36,406,938
Internet Software & Services - 1.3%
eBay, Inc.*	186,000	10,209,540
IT Services - 4.1%
Acxiom Corp.*	341,200	12,617,576
Broadridge Financial Solutions, Inc.	499,400	19,736,288

		32,353,864
Semiconductors & Semiconductor - 6.5%
Cree, Inc.*	92,000	5,756,440
Linear Technology Corp.	363,200	16,543,760
Mellanox Technologies Ltd.*	85,000	3,397,450
NVIDIA Corp.	822,357	13,174,159
Power Integrations, Inc.	216,900	12,107,358

		50,979,167
Software - 5.4%
Citrix Systems, Inc.*	127,700	8,077,025
Informatica Corp.*	371,600	15,421,400
Verint Systems, Inc.*	428,500	18,399,790

		41,898,215

Total Information Technology		196,688,946
Materials - 5.7%
Chemicals - 3.5%
Air Products & Chemicals, Inc.	121,000	13,525,380
Scotts Miracle-Gro Co. (The) Class A	225,991	14,061,160

		27,586,540
Containers & Packaging - 2.2%
Aptargroup, Inc.	254,100	17,230,521

Total Materials		44,817,061
Utilities - 2.4%
Electric Utilities - 2.4%
Hawaiian Electric Industries, Inc.	729,375	19,007,512

Shares	Value

Total Investments - 94.7%
(Cost $543,574,276)	$741,793,553

Cash and Other Assets, Less Liabilities - 5.3%	41,164,297

Net Assets - 100.0%	$782,957,850

ADR-American Depository Receipt

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	19	www.meridianfund.com

Meridian Equity Income Fund

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value

Common Stocks - 97.2%
Consumer Discretionary - 10.3%
Distributors - 2.0%
Genuine Parts Co.	7,785	$647,634
Hotels Restaurants & Leisure - 1.9%
Einstein Noah Restaurant Group, Inc.	36,000	522,000
Extended Stay America, Inc. *	4,000	105,040

		627,040
Household Durables - 2.1%
Leggett & Platt, Inc.	22,825	706,206
Leisure Equipment & Products - 2.3%
Hasbro, Inc.	13,900	764,639
Media - 2.0%
Meredith Corp.	12,400	642,320

Total Consumer Discretionary		3,387,839
Consumer Staples - 10.3%
Beverages - 1.8%
Dr Pepper Snapple Group, Inc.	12,000	584,640
Food & Staples Retailing - 1.9%
SYSCO Corp.	17,200	620,920
Food Products - 2.5%
Flowers Foods, Inc.	38,250	821,227
Household Products - 2.2%
Kimberly-Clark Corp	7,050	736,443
Tobacco - 1.9%
Reynolds American, Inc.	12,150	607,378

Total Consumer Staples		3,370,608
Energy - 6.9%
Oil, Gas & Consumable Fuels - 6.9%
Chevron Corp.	4,700	587,077
Enbridge Energy Partners LP	14,000	418,180
Occidental Petroleum Corp.	7,000	665,700
Spectra Energy Corp.	16,400	584,168

Total Energy		2,255,125
Financials - 13.7%
Capital Markets - 2.1%
BlackRock, Inc.	2,200	696,234
Commercial Banks - 4.0%
Bank of Hawaii Corp.	11,100	656,454
Cullen/Frost Bankers, Inc.	9,000	669,870

		1,326,324
Insurance - 3.7%
Arthur J. Gallagher & Co.	13,200	619,476
Marsh & McLennan Cos., Inc.	12,200	589,992

		1,209,468
Real Estate Investment Trusts - 3.9%
Chatham Lodging Trust REIT	26,400	539,880

	Shares	Value

Cole Real Estate Investment, Inc. REIT	53,100	$745,524

		1,285,404

Total Financials		4,517,430
Health Care - 5.9%
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	8,600	598,130
Pharmaceuticals - 4.1%
Johnson & Johnson	7,885	722,187
Sanofi, ADR	11,800	632,834

		1,355,021

Total Health Care		1,953,151
Industrials - 15.7%
Aerospace & Defense - 2.6%
Lockheed Martin Corp.	5,800	862,228
Air Freight & Logistics - 2.2%
United Parcel Service, Inc. Class B	6,815	716,120
Commercial Services & Supplies - 2.2%
Steelcase, Inc. Class A	45,000	713,700
Electrical Equipment - 4.8%
Eaton Corp. Plc (Ireland)	10,740	817,529
Emerson Electric Co.	10,700	750,926

		1,568,455
Industrial Conglomerates - 2.0%
Koninklijke Philips N.V. (Netherlands)	18,098	669,083
Road & Rail - 1.9%
Norfolk Southern Corp.	6,800	631,244

Total Industrials		5,160,830
Information Technology - 17.2%
Communications Equipment - 1.9%
Cisco Systems, Inc.	28,000	628,600
Computers & Peripherals - 2.1%
Apple, Inc.	1,200	673,332
IT Services - 4.4%
Broadridge Financial Solutions, Inc.	17,900	707,408
Paychex, Inc.	16,400	746,692

		1,454,100
Semiconductors & Semiconductor - 4.8%
Linear Technology Corp.	15,800	719,690
Microchip Technology, Inc.	19,200	859,200

		1,578,890
Software - 4.0%
CA, Inc.	19,700	662,905
Microsoft Corp.	17,295	647,352

		1,310,257

Total Information Technology		5,645,179

The accompanying notes are an integral part of the financial statements.

Meridian Funds	20	www.meridianfund.com

Meridian Equity Income Fund

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

	Shares	Value

Materials - 13.9%
Chemicals - 10.5%
Agrium, Inc.	7,000	$640,360
Air Products & Chemicals, Inc.	6,100	681,858
EI du Pont de Nemours & Co.	9,780	635,407
RPM International, Inc.	17,500	726,425
Scotts Miracle-Gro Co. (The) Class A	12,400	771,528

		3,455,578
Containers & Packaging - 1.6%
Greif, Inc. Class A	9,900	518,760
Metals & Mining - 1.8%
Compass Minerals International, Inc.	7,300	584,365

Total Materials		4,558,703
Telecommunication Services - 1.7%
Diversified Telecommunication - 1.7%
AT&T, Inc.	15,680	551,309
Utilities - 1.6%
Electric Utilities - 1.6%
Hawaiian Electric Industries, Inc.	20,000	521,200
Total Investments - 97.2%
(Cost $23,343,316)		31,921,374

Cash and Other Assets, Less Liabilities - 2.8%		913,911

Net Assets - 100.0%		$32,835,285

REIT- Real Estate Investment Trust

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	21	www.meridianfund.com

Meridian Small Cap Growth Fund

Schedule of Investments

December 31, 2013 (Unaudited)

	Shares	Value

Common Stocks - 83.0%
Consumer Discretionary - 14.1%
Auto Components - 0.8%
Dorman Products, Inc.*	1,125	$63,079
Diversified Consumer Services - 1.2%
Grand Canyon Education, Inc.*	2,301	100,324
Hotels Restaurants & Leisure - 2.0%
AFC Enterprises, Inc.*	1,055	40,617
Chuy’s Holdings, Inc.*	1,222	44,016
Del Frisco’s Restaurant Group, Inc.*	1,946	45,867
Texas Roadhouse, Inc.	1,460	40,588

		171,088
Leisure Equipment & Products - 1.0%
Arctic Cat, Inc.	1,513	86,211
Media - 2.1%
National CineMedia, Inc.	5,386	107,505
Rentrak Corp.*	1,752	66,383

		173,888
Multiline Retail - 0.5%
Gordmans Stores, Inc.	5,599	42,944
Specialty Retail - 3.3%
Hibbett Sports, Inc.*	1,575	105,856
Monro Muffler Brake, Inc.	1,570	88,485
Winmark Corp.	869	80,487

		274,828
Textiles, Apparel & Luxury Goods - 3.2%
Carter’s, Inc.	2,619	188,018
Tumi Holdings, Inc.*	3,624	81,721

		269,739

Total Consumer Discretionary		1,182,101
Consumer Staples - 1.3%
Food & Staples Retailing - 1.3%
Susser Holdings Corp.*	1,616	105,832
Energy - 3.9%
Energy Equipment & Services - 2.4%
Newpark Resources, Inc.*	4,993	61,364
RigNet, Inc.*	2,828	135,546

		196,910
Oil, Gas & Consumable Fuels - 1.5%
Contango Oil & Gas Co.*	1,380	65,219
Evolution Petroleum Corp.	5,217	64,378

		129,597

Total Energy		326,507
Financials - 3.2%
Capital Markets - 1.7%
Financial Engines, Inc.	599	41,618
Pennantpark Investment Corp.	4,778	55,425
WisdomTree Investments, Inc.*	2,342	41,477

		138,520

	Shares	Value

Commercial Banks - 1.5%
Bank of the Ozarks, Inc.	1,128	$63,834
Westamerica Bancorporation	1,130	63,800

		127,634

Total Financials		266,154
Health Care - 13.7%
Biotechnology - 3.6%
Alnylam Pharmaceuticals, Inc.*	672	43,230
Clovis Oncology, Inc.*	753	45,383
Exact Sciences Corp.*	3,399	39,734
NPS Pharmaceuticals, Inc.*	1,479	44,902
Repligen Corp.*	6,364	86,805
Synageva BioPharma Corp.*	613	39,673

		299,727
Health Care Equipment & Supplies - 5.3%
ABIOMED, Inc.*	1,536	41,073
DexCom, Inc.*	1,180	41,784
Endologix, Inc.*	4,952	86,363
Insulet Corp.*	1,105	40,995
Merit Medical Systems, Inc.*	5,346	84,146
Novadaq Technologies, Inc.*	2,491	41,077
Quidel Corp.*	2,348	72,530
Spectranetics Corp.*	1,633	40,825

		448,793
Health Care Providers & Services - 1.7%
National Research Corp.*	7,479	140,755
Health Care Technology - 1.2%
Computer Programs & Systems, Inc.	648	40,053
Omnicell, Inc.*	2,448	62,497

		102,550
Life Sciences Tools & Services - 0.9%
Cambrex Corp.*	1,995	35,571
Fluidigm Corp.*	1,142	43,761

		79,332
Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc.*	2,301	82,376

Total Health Care		1,153,533
Industrials - 25.5%
Aerospace & Defense - 1.9%
HEICO Corp. Class A	3,815	160,688
Air Freight & Logistics - 0.5%
Park-Ohio Holdings Corp.*	749	39,248
Commercial Services & Supplies - 6.3%
CECO Environmental Corp.	4,583	74,107
Clean Harbors, Inc.*	3,179	190,613
Heritage-Crystal Clean, Inc.*	8,484	173,837
Ritchie Bros Auctioneers, Inc.	3,888	89,152

		527,709

The accompanying notes are an integral part of the financial statements.

Meridian Funds	22	www.meridianfund.com

Meridian Small Cap Growth Fund

Schedule of Investments (continued)

December 31, 2013 (Unaudited)

	Shares	Value

Electrical Equipment - 1.4%
Polypore International, Inc.*	1,719	$66,869
Power Solutions International, Inc.*	672	50,467

		117,336
Industrial Conglomerates - 0.8%
Raven Industries, Inc.	1,574	64,754
Machinery - 5.1%
Blount International, Inc.*	5,095	73,725
John Bean Technologies Corp.	1,685	49,421
Kennametal, Inc.	1,441	75,033
Luxfer Holdings plc	5,515	115,043
Omega Flex, Inc.	1,871	38,281
Tennant Co.	1,082	73,370

		424,873
Professional Services - 3.8%
Advisory Board Co. (The)*	1,141	72,647
Corporate Executive Board Co. (The)	984	76,191
SP Plus Corp.*	5,123	133,403
TrueBlue, Inc.*	1,473	37,974

		320,215
Road & Rail - 3.1%
Heartland Express, Inc.	4,925	96,628
Roadrunner Transportation Systems, Inc.*	3,521	94,891
Saia, Inc.*	2,194	70,318

		261,837
Trading Companies & Distributors - 2.6%
DXP Enterprises, Inc.*	335	38,592
Titan Machinery, Inc.*	4,735	84,378
WESCO International, Inc.*	1,020	92,891

		215,861

Total Industrials		2,132,521
Information Technology - 19.9%
Electronic Equip., Instruments - 2.4%
DTS, Inc.*	1,872	44,891
Measurement Specialties, Inc.*	1,862	113,005
RealD, Inc.*	4,821	41,171

		199,067
Internet Software & Services - 6.4%
Angie’s List, Inc.*	3,174	48,086
Carbonite, Inc.*	5,624	66,532
Dealertrack Technologies, Inc.*	1,293	62,167
LivePerson, Inc.*	3,036	44,994
Reis, Inc.*	3,511	67,517
SciQuest, Inc.*	1,341	38,192

	Shares	Value

SPS Commerce, Inc.*	623	$40,682
VistaPrint NV*	2,923	166,173

		534,343
IT Services - 2.2%
Blackhawk Network Holdings, Inc.*	1,697	42,866
Cass Information Systems, Inc.	995	67,013
Euronet Worldwide, Inc.*	1,511	72,301

		182,180
Semiconductors & Semiconductor - 0.5%
NVE Corp.*	744	43,360
Software - 8.4%
Accelrys, Inc.*	4,436	42,319
Advent Software, Inc.	2,383	83,381
Blackbaud, Inc.	1,194	44,954
Cadence Design Systems, Inc.*	11,896	166,782
Callidus Software, Inc.*	3,475	47,712
Exa Corp.*	2,876	38,136
RealPage, Inc.*	1,830	42,785
SolarWinds, Inc.*	3,510	132,783
SS&C Technologies Holdings, Inc.*	2,529	111,934

		710,786

Total Information Technology		1,669,736
Materials - 1.4%
Chemicals - 1.4%
Balchem Corp.	958	56,235
Landec Corp.*	4,984	60,406

		116,641
Total Investments - 83.0%
(Cost $6,638,427)		6,953,025

Cash and Other Assets, Less Liabilities - 17.0%		1,439,669

Net Assets - 100.0%		$8,392,694

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	23	www.meridianfund.com

Meridian Fund, Inc.

Statements of Assets and Liabilities

December 31, 2013 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund		Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Assets
Investments, at value[1]	$2,059,592,232	$741,793,553		$31,921,374		$6,953,025
Cash	209,069,905	41,196,049		837,533		1,663,319
Receivables and other assets:
Fund shares purchased	769,493	78,866		30,000		494,865
Investments sold	—	3,594,931		—		—
Dividends	589,529	689,434		74,172		1,565
Prepaid expenses	80,984	41,240		48,683		47,059

Total assets	2,270,102,143	787,394,073		32,911,762		9,159,833

Liabilities
Payables and other accrued expenses:
Fund shares sold	4,700,984	935,233		—		—
Investments purchased	—	2,682,791		—		716,560
Investment advisory fees	1,412,824	649,554		21,483		45,152
Distribution fees	161	—		—		—
Service plan fees	47,357	—		—		—
Professional fees	201,145	80,469		48,421		2,954
Transfer agent fees	109,505	75,960		2,710		599
Other	155	12,216		3,863		1,874

Total liabilities	6,472,131	4,436,223		76,477		767,139

Net Assets	$2,263,630,012	$782,957,850		$32,835,285		$8,392,694

Net Assets Consist of
Paid in capital	$1,915,444,961	$554,998,472		$26,242,724		$8,080,056
Accumulated net realized gain (loss) on investments and foreign currency translations	37,650,720	30,222,745		(2,211,001)		—
Net unrealized appreciation (depreciation) on investments and foreign currency translations	314,805,627	198,219,277		8,578,058		314,598
Undistributed (distributions in excess of) net investment income	(4,271,296)	(482,644)		225,504		(1,960)

Net Assets	$2,263,630,012	$782,957,850		$32,835,285		$8,392,694

Net Asset Value
Legacy Class
Net assets	$2,258,236,362	$782,736,590		$32,786,622		$6,531,129
Shares outstanding[2]	60,640,452	17,808,427		2,350,344		625,118

Net asset value per share (offering and redemption price)	$37.24	$43.95		$13.95		$10.45

Institutional Class
Net assets	$4,484,665	$10,351		$35,884		$327,331
Shares outstanding[2]	120,452	235		2,570		31,318

Net asset value per share (offering and redemption price)	$37.23	$43.95	[3]	$13.96	[3]	$10.45

Advisor Class
Net assets	$908,985	$210,909		$12,779		$1,534,234
Shares outstanding[2]	24,422	4,798		915		146,852

Net asset value per share (offering and redemption price)	$37.22	$43.96		$13.96	[3]	$10.45

[1] Investments, at cost	$1,744,786,605	$543,574,276		$23,343,316		$6,638,427
[2] 500,000,000 shares authorized, $0.01 par value
[3] Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares.

Meridian Funds	24	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.

Statements of Operations

For the Six Months Ended December 31, 2013 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$6,261,022	$4,295,871	$471,681	$1,567
Foreign taxes withheld	(77,839)	(43,292)	(788)	—

Total investment income	6,183,183	4,252,579	470,893	1,567

Expenses
Investment advisory fees	8,206,122	3,773,342	143,832	2,815
Custodian fees	98,966	36,643	3,751	268
Distribution and service plan fees:
Institutional Class	380	—	4	—
Adviser Class	140	16	6	112
Directors’ fees and expenses	110,472	37,162	1,506	76
Pricing fees	106,171	44,396	13,411	1,165
Audit and tax fees	23,286	23,275	21,354	2,189
Legal fees	354,637	105,844	4,512	765
Registration and filing fees	29,712	20,787	18,407	1,637
Shareholder communications	152,351	61,617	1,106	260
Transfer agent fees	251,103	175,070	6,410	599
Miscellaneous expenses	49,579	17,232	2,648	—

Total expenses	9,382,919	4,295,384	216,947	9,886
Less waivers and/or reimbursements (Note 4)	(3,118)	(3,046)	(23,582)	(6,359)

Net expenses	9,379,801	4,292,338	193,365	3,527

Net investment income	(3,196,618)	(39,759)	277,528	(1,960)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	435,768,276	91,206,278	513,971	—
Net change in unrealized appreciation (depreciation) on investments	(121,785,862)	38,825,746	3,422,337	314,598

Total realized and unrealized gain (loss)	313,982,414	130,032,024	3,936,308	314,598

Net Increase (Decrease) in Net Assets Resulting from Operations	$310,785,796	$129,992,265	$4,213,836	$312,638

Meridian Funds	25	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.

Statements of Changes in Net Assets

	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
Operations
Net investment income (loss)	$(3,196,618)	$2,512,776	$(39,759)	$2,832,635
Net realized gain (loss)	435,768,276	363,025,066	91,206,278	101,659,072
Net change in unrealized appreciation (depreciation)	(121,785,862)	(55,210,405)	38,825,746	32,364,704

Net increase (decrease) in net assets from operations	310,785,796	310,327,437	129,992,265	136,856,411

Distributions to Shareholders From:
Net investment income:
Legacy Class	—	(6,998,656)	(3,276,237)	(2,282,630)
Institutional Class	—	—	—	—
Adviser Class	—	—	—	—
Net realized gains:
Legacy Class	(598,507,009)	(312,972,771)	(2,568,832)	—
Institutional Class	—	—	—	—
Adviser Class	—	—	—	—

Decrease in net assets from distributions	(598,507,009)	(319,971,427)	(5,845,069)	(2,282,630)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions	438,406,100	(361,494,718)	(45,711,967)	(118,698,620)

Total increase (decrease) in net assets	150,684,887	(371,138,708)	78,435,229	15,875,161

Net Assets
Beginning of period	2,112,945,125	2,484,083,833	704,522,621	688,647,460

End of period*	$2,263,630,012	$2,112,945,125	$782,957,850	$704,522,621

* Includes accumulated undistributed (distributions in excess of) net investment income	$(4,271,296)	$(2,320,659)	$(482,644)	$2,833,352

Meridian Funds	26	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.

Statements of Changes in Net Assets

	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	For the Period December 16, 2013[1] to December 31, 2013 (Unaudited)
Operations
Net investment income (loss)	$277,528	$570,782	$(1,960)
Net realized gain (loss)	513,971	1,655,567	—
Net change in unrealized appreciation (depreciation)	3,422,337	2,402,213	314,598

Net increase (decrease) in net assets from operations	4,213,836	4,628,562	312,638

Distributions to Shareholders From:
Net investment income:
Legacy Class	(501,347)	(639,477)	—
Net realized gains:
Legacy Class	—	—	—
Institutional Class	—	—	—
Adviser Class	—	—	—

Decrease in net assets from distributions	(501,347)	(639,477)	—

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions	425,638	(6,035,663)	8,080,056

Total increase (decrease) in net assets	4,138,127	(2,046,578)	8,392,694

Net Assets
Beginning of period	28,697,158	30,743,736	—

End of period*	$32,835,285	$28,697,158	$8,392,694

* Includes accumulated undistributed (distributions in excess of) net investment income	$225,504	$449,323	$(1,960)

[1]	Commencement of Operations.

Meridian Funds	27	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund

Financial Highlights

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Fiscal Year Ended June 30,
Legacy Class			2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$44.31		$45.06	$47.61	$33.94	$27.89	$33.60

Income (loss) from investment operations:
Net investment income[1]	(0.06)		0.05	0.10	0.08	0.08	0.15
Net realized and unrealized gain (loss)	6.22		6.23	0.69	13.67	6.11	(4.68)

Net increase (decrease) from investment operations	6.16		6.28	0.79	13.75	6.19	(4.53)

Less distributions to shareholders:
Distributions from net investment income	0.00		(0.15)	(0.07)	(0.07)	(0.12)	(0.09)
Distributions from net realized capital gains	(13.23)		(6.88)	(3.27)	(0.01)	0.00	(1.09)
Distributions from paid in capital	0.00		0.00	0.00	0.00	(0.02)	(0.00)[4]

Total distributions to shareholders	(13.23)		(7.03)	(3.34)	(0.08)	(0.14)	(1.18)

Net asset value, end of period	$37.24		$44.31	$45.06	$47.61	$33.94	$27.89

Total return	15.39%	[2]	15.54%	2.45%	40.51%	22.18%	(13.01% )

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.29%	)[3]	0.11%	0.22%	0.18%	0.24%	0.52%

Ratio of expenses to average net assets	0.86%	[3]	0.87%	0.85%	0.81%	0.84%	0.86%

Supplemental Data
Net Assets, End of Period (000’s)	$2,258,236		$2,112,945	$2,484,084	$2,615,082	$1,438,266	$1,197,656

Portfolio Turnover Rate	69%	[2]	37%	25%	26%	37%	35%

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Not Annualized.

[3]	Annualized.

[4]	Distribution includes a return of capital that rounds to less than $0.01 per share.

Meridian Funds	28	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund

Financial Highlights

	For the Period Ended December 31, 2013 (Unaudited)
	Institutional Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$35.67		$35.67

Income (loss) from investment operations:
Net investment income[2]	(0.02)		(0.03)
Net realized and unrealized gain (loss)	1.58		1.58

Net increase (decrease) from investment operations	1.56		1.55

Less distributions to shareholders:
Distributions from net investment income	0.00		0.00

Total distributions to shareholders	0.00		0.00

Net asset value, end of period	$37.23		$37.22

Total return	4.37%	[3]	4.35%	[3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	(0.53%	)[3]	(0.69%	)[3]

Ratio of expenses to average net assets:
Before fees waived	2.33%	[3]	7.08%	[3]
After fees waived[4]	1.30%	[3]	1.55%	[3]

Supplemental Data
Net Assets, End of Period (000’s)	$4,485		$909

Portfolio Turnover Rate	69%	[3]	69%	[3]

[1]	Commenced operations on November 15, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	See note 4 to Financial Statements.

Meridian Funds	29	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Contrarian Fund

Financial Highlights

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Fiscal Year Ended June 30,
Legacy Class			2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$37.20		$30.60	$29.59		$22.80	$20.53	$29.43

Income (loss) from investment operations:
Net investment income[1]	0.00		0.14	0.09		0.10	0.07	0.22
Net realized and unrealized gain (loss)	7.07		6.57	1.05	[2]	6.77	2.45	(7.80)

Net increase (decrease) from investment operations	7.07		6.71	1.14		6.87	2.52	(7.58)

Less distributions to shareholders:
Distributions from net investment income	(0.18)		(0.11)	(0.13)		(0.08)	(0.25)	0.00
Distributions from net realized capital gains	(0.14)		0.00	0.00		0.00	0.00	(1.32)

Total distributions to shareholders	(0.32)		(0.11)	(0.13)		(0.08)	(0.25)	(1.32)

Net asset value, end of period	$43.95		$37.20	$30.60		$29.59	$22.80	$20.53

Total return	19.06%	[3]	21.98%	3.89%	[2]	30.13%	12.20%	(25.72% )

Ratios to Average Net Assets
Ratio of net investment income to average net assets	(0.01%	)[4]	0.41%	0.31%		0.37%	0.27%	0.97%

Ratio of expenses to average net assets	1.14%	[4]	1.16%	1.14%		1.09%	1.09%	1.12%

Supplemental Data
Net Assets, End of Period (000’s)	$782,737		$704,523	$688,647		$869,312	$802,936	$831,572

Portfolio Turnover Rate	35%	[3]	55%	20%		38%	45%	87%

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]

Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.

[3]	Not Annualized.

[4]	Annualized.

Meridian Funds	30	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Contrarian Fund

Financial Highlights

	For the Period Ended December 31, 2013 (Unaudited)
	Institutional Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$42.64		$42.64

Income (loss) from investment operations:
Net investment income[2]	0.01		0.04
Net realized and unrealized gain (loss)	1.48		1.45

Net increase (decrease) from investment operations	1.49		1.49

Less distributions to shareholders:
Distributions from net investment income	(0.18)		(0.17)
Distributions from net realized capital gains	0.00		0.00

Total distributions to shareholders	(0.18)		(0.17)

Net asset value, end of period	$43.95		$43.96

Total return	3.50%	[3]	3.50%	[3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	0.18%	[3]	0.72%	[3]

Ratio of expenses to average net assets:
Before fees waived	125.89%	[3]	31.64%	[3]
After fees waived[4]	1.35%	[3]	1.60%	[3]

Supplemental Data
Net Assets, End of Period (000’s)	$10		$211

Portfolio Turnover Rate	35%	[3]	35%	[3]

[1]	Commenced operations on November 15, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	See note 4 to Financial Statements.

Meridian Funds	31	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund

Financial Highlights

	For the Six Months Ended December 31, 2013 (Unaudited)		For the Fiscal Year Ended June 30,
Legacy Class			2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.35		$10.71	$10.61	$8.51	$6.88	$10.37

Income (loss) from investment operations:
Net investment income[1]	0.12		0.24	0.22	0.20	0.19	0.22
Net realized and unrealized gain (loss)	1.70		1.68	0.09	2.11	1.63	(2.96)

Net increase (decrease) from investment operations	1.82		1.92	0.31	2.31	1.82	(2.74)

Less distributions to shareholders:
Distributions from net investment income	(0.22)		(0.28)	(0.21)	(0.21)	(0.19)	(0.22)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.53)

Total distributions to shareholders	(0.22)		(0.28)	(0.21)	(0.21)	(0.19)	(0.75)

Net asset value, end of period	$13.95		$12.35	$10.71	$10.61	$8.51	$6.88

Total return	14.77%	[2]	18.28%	3.09%	27.30%	26.44%	(26.75% )

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived[5]	1.79%	[3]	2.08%	2.17%	2.04%	2.27%	2.73%

Ratio of expenses to average net assets:
Before fees waived	1.38%	[3]	1.53%	1.41%	1.25%	1.30%	1.43%
After fees waived[4]	1.25%	[3]	1.25%	1.25%	1.25% [5]	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000’s)	$32,787		$28,697	$30,744	$35,644	$24,937	$20,719

Portfolio Turnover Rate	13%	[2]	44%	31%	29%	63%	49%

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Not Annualized.

[3]	Annualized.

[4]	See note 4 to Financial Statements.

[5]	Includes fees waived, which were less than 0.01%.

Meridian Funds	32	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund

Financial Highlights

	For the Period Ended December 31, 2013 (Unaudited)
	Institutional Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.87		$13.87

Income (loss) from investment operations:
Net investment income[2]	0.05		0.04
Net realized and unrealized gain (loss)	0.25		0.25

Net increase (decrease) from investment operations	0.30		0.29

Less distributions to shareholders:
Distributions from net investment income	(0.21)		(0.20)

Total distributions to shareholders	(0.21)		(0.20)

Net asset value, end of period	$13.96		$13.96

Total return	2.18%	[3]	2.15%	[3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	2.81%	[3]	2.37%	[3]

Ratio of expenses to average net assets:
Before fees waived	103.30%	[3]	124.84%	[3]
After fees waived[4]	1.35%	[3]	1.60%	[3]

Supplemental Data
Net Assets, End of Period (000’s)	$36		$13

Portfolio Turnover Rate	13%	[3]	13%	[3]

[1]	Commenced operations on November 15, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	See note 4 to Financial Statements.

Meridian Funds	33	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Small Cap Growth Fund

Financial Highlights

	For the Period Ended December 31, 2013 (Unaudited)
	Legacy Class[1]		Institutional Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income[2]	0.00		0.03		0.00
Net realized and unrealized gain (loss)	0.45		0.42		0.45

Net increase (decrease) from investment operations	0.45		0.45		0.45

Less distributions to shareholders:
Distributions from net investment income	0.00		0.00		0.00

Total distributions to shareholders	0.00		0.00		0.00

Net asset value, end of period	$10.45		$10.45		$10.45

Total return	4.50%	[3]	4.50%	[3]	4.50%	[3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	(0.70%	)[3]	6.27%	[3]	(0.85%	)[3]

Ratio of expenses to average net assets:
Before fees waived	3.06%	[3]	72.61%	[3]	4.99%	[3]
After fees waived[4]	1.20%	[3]	1.35%	[3]	1.60%	[3]

Supplemental Data
Net Assets, End of Period (000’s)	$6,531		$327		$1,534

Portfolio Turnover Rate	0%	[3]	0%	[3]	0%	[3]

[1]	Commenced operations on December 16, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	See note 4 to Financial Statements.

Meridian Funds	34	www.meridianfund.com

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.

Notes to Financial Statements

December 31, 2013 (Unaudited)

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”), each a “Fund” and collectively, the “Funds”. The Company is registered as a no-load, diversified, open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland Corporation.

Effective November 15, 2013, the Growth Fund, Contrarian Fund, and Equity Income Fund offers three shares classes: Legacy Class shares, Institutional Class shares and Advisor Class shares. The Funds also have Retirement Class shares which were not yet being offered to the public as of December 31, 2013. Legacy Class shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class shares are available to certain eligible investors. Advisor Class shares are available for purchase through financial intermediary platforms. All Classes are sold without a sales charge and have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value per share may differ by class due to each class having its own expenses directly attributable to that class. Institutional Class, Advisor Class and Retirement Class shares are subject to shareholder servicing and sub-transfer agent fees. Advisor Class and Retirement Class shares are also subject to certain expenses related to the distribution of these shares.

The Small Cap Growth Fund commenced operations on December 16, 2013 and offers the same share classes discussed above.

The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.

The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.

The following is a summary of significant accounting policies for all of the Funds:

a.	Investment Valuations: The Fund calculates the net asset value of the Funds’ shares as of the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern time, on each day the exchange is open for trading.

Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.

Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Arrowpoint Asset Management, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”).

b.	Fair Value Measurements: As described in Note 1.a. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 - quoted prices in active markets for identical securities;

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

Meridian Funds	35	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2013 is as follows:

Valuation Inputs	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Level 1 - Quoted Prices*	$2,059,592,232	$741,793,553	$31,921,374	$6,953,025
Level 2 - Other Significant Observable Inputs	—	—	—	—
Level 3 - Significant Unobservable Inputs	—	—	—	—

Total Market Value of Investments	$2,059,592,232	$741,793,553	$31,921,374	$6,953,025

*	Level1investments are comprised of common stock with industry classifications as defined on the Schedule of Investments.

During the six months ended December 31, 2013 there were no reportable transfers between levels.

c.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

d.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.

e.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates.

f.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.

g.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

h.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

i.

Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would

Meridian Funds	36	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013 (Unaudited)

involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Capital Shares Transactions: Transactions in capital shares for were as follows:

	Six Months Ended December 31, 2013[1]		Year Ended June 30, 2013
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	7,359,072	$295,669,557	5,089,627	$222,874,783
Shares issued from reinvestment of distributions	16,379,794	581,155,070	7,664,279	308,104,009
Redemptions fees	—	28,029	—	78,376
Shares redeemed	(10,780,498)	(443,693,054)	(20,199,677)	(892,551,886)

Net increase/(decrease)	12,958,368	$433,159,602	(7,445,771)	$(361,494,718)
Institutional Class
Shares sold	120,452	$4,358,376	—	$—

Net increase	120,452	$4,358,376	—	$—
Advisor Class
Shares sold	25,255	$918,555	—	$—
Redemptions fees	—	608
Shares redeemed	(833)	(31,041)	—	—

Net increase	24,422	$888,122	—	$—

Contrarian Fund:
Legacy Class
Shares sold	142,643	$5,848,699	377,414	$12,805,749
Shares issued from reinvestment of distributions	134,292	5,700,249	67,213	2,219,386
Redemption fees	—	605	—	2,031
Shares redeemed	(1,408,960)	(57,479,935)	(4,011,043)	(133,725,786)

Net decrease	(1,132,025)	$(45,930,382)	(3,566,416)	$(118,698,620)
Institutional Class
Shares sold	234	$10,000	—	$—

Shares issued from reinvestment of distributions	1	41

Net increase	235	$10,041	—	$—
Advisor Class
Shares sold	4,797	$208,323	—	$—
Shares issued from reinvestment of distributions	1	51	—	—

Net increase	4,798	$208,374	—	$—

Meridian Funds	37	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013 (Unaudited)

	Six Months Ended December 31, 2013[1]		Year Ended June 30, 2013
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	30,011	$403,998	44,994	$525,065
Shares issued from reinvestment of distributions	36,719	494,604	57,322	626,539
	—	541	—	—
Shares redeemed	(39,325)	(521,948)	(650,572)	(7,187,267)

Net increase/(decrease)	27,405	$377,195	(548,256)	$(6,035,663)
Institutional Class
Shares sold	2,559	$35,600	—	$—
Shares issued from reinvestment of distributions	11	148	—	—

Net increase	2,570	$35,748	—	$—
Advisor Class
Shares sold	904	$12,550	—	$—
Shares issued from reinvestment of distributions	11	145	—	—

Net increase	915	$12,695	—	$—

Small Cap Growth Fund:
Legacy Class
Shares sold	625,119	$6,255,057	—	$—
Shares redeemed	(1)	(12)	—	—

Net increase	625,118	$6,255,045	—	$—
Institutional Class
Shares sold	31,558	$328,405	—	$—
Shares redeemed	(240)	(2,514)	—	—

Net increase	31,318	$325,891	—	$—
Advisor Class
Shares sold	176,208	$1,804,817	—	$—
Shares redeemed	(29,356)	(305,697)	—	—

Net increase	146,852	$1,499,120	—	$—

[1]

For the six-month period ending December 31, 2013 for Legacy Class Shares of the Growth, Contrarian, and Equity Income Funds. For the period from November 15, 2013 for Institutional and Advisor Class Shares for the Growth, Contrarian, and Equity Income Funds. For the period from December 16, 2013 for all Classes of Small Cap Growth Fund.

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2013, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$1,365,667,898	$1,605,843,287
Contrarian Fund	210,877,947	266,589,446
Equity Income Fund	3,939,005	4,359,753
Small Cap Growth Fund	6,953,025	—

Meridian Funds	38	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013 (Unaudited)

4.	Affiliate Transactions and Fees

Change in Adviser: Prior to September 5, 2013, the Funds, other than Meridian Small Cap Growth Fund, were managed by Aster Investment Management Co., Inc. (the “Previous Investment Adviser”). On May 15, 2013, the Previous Investment Adviser entered into an agreement to sell substantially all of its assets, including its rights with respect to the Investment Management Agreement and Service Agreement between and on behalf of the Funds, and transfer certain liabilities (the “Transaction”) to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Arrowpoint Asset Management, LLC (the “Adviser”). The Transaction was subject to certain conditions to closing, including approval by the Board and by shareholders of the Funds; such approvals were obtained on June 11, 2013 and August 28, 2013 respectively. The Transaction closed on September 5, 2013, resulting in a new Investment Management Agreement and Service Agreement between the Funds and the Adviser (the “Management Agreement”). Please see the Board Consideration of Proposed Management Agreement (unaudited) and Shareholder Meeting Results (unaudited) sections in the June 30, 2013 Annual Report to Shareholders for additional information.

Significant Fund ownership: Prior to his death on February 16, 2012, Richard F. Aster, Jr. owned approximately 96% of the Previous Investment Adviser. In connection with his death, Mr. Aster’s ownership interest in the Adviser, among other assets, was transferred (the “Transfer”) to a trust (the “Trust”). As of December 31, 2013, the Trust owned 73.87% of Equity Income Fund.

From time to time, the Funds may have individual shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. In this regard, as of December 31, 2013 a single shareholder owned 73.87% of the Equity Income Fund and two shareholders each owned 16.00% of the Small Cap Growth Fund.

Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%

Distribution Plan for Advisor and Retirement Class shares: Each Fund has entered into and adopted a Distribution Plan for Advisor Class and Retirement Class shares. Under the Distribution Plan, the Funds may pay Destra Capital Investments LLC (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Advisor Class and Retirement Class at an annual rate of up to 0.25% of average daily net assets for Advisor Class Shares and 0.50% of average daily net assets for Retirement Class Shares.

Shareholder Servicing Plan for Institutional, Advisor and Retirement Class shares: Each Fund has entered into and adopted a Shareholder Services Plan for Institutional Class, Advisor Class, and Retirement Class shares. Under the Shareholder Services Plan, Destra Capital Investments LLC may be paid up to 0.25% of the average daily net assets attributable to the Institutional Class, Advisor Class and Retirement Class of the Funds, for personal/liaison and related shareholder support services. With respect to the Contrarian and Small Cap Growth Funds, the Board has determined that the Institutional Class, Advisor Class and Retirement Class will pay up to 0.05% of the average daily net assets.

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013 (Unaudited)

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2013.

	Expense Limitation	Total Waivers and Reimbursements for the six months ended 12/31/13
Growth Fund
Institutional Class	1.30%	$1,569
Adviser Class	1.55%	$1,548
Contrarian Fund
Institutional Class	1.35%	$1,511
Adviser Class	1.65%	$1,535
Equity Income Fund
Legacy Class	1.25%	$20,538
Institutional Class	1.35%	$1,515
Adviser Class	1.60%	$1,529
Small Cap Growth Fund
Legacy Class	1.20%	$4,529
Institutional Class	1.35%	$575
Adviser Class	1.60%	$1,255

For a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation is made by the Adviser, the Funds will carry forward, and may repay the Adviser such amounts; provided the Funds are able to effect such reimbursement and maintain the expense limitation.

At December 31, 2013, the balance of carried forward recoupable expenses along with the year of expiration for each Fund and Class of shares were as follows:

	Expiration June 30,
	2014	2015	2016	2017
Growth Fund	—	—	—	$3,117
Contrarian Fund	—	—	—	3,046
Equity Income Fund	$1,193	$52,027	$75,932	20,538
Small Cap Growth Fund	—	—	—	6,359

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus.

5.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2013 is as follows:

	2013 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$5,752,675	$314,218,752	$319,971,427
Contrarian Fund	2,282,630	—	2,282,630
Equity Income Fund	639,477	—	639,477
Small Cap Growth Fund	—	—	—

Meridian Funds	40	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013 (Unaudited)

6.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2013 is as follows:

	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth Fund	$1,744,786,605	$328,533,534	$(13,727,907)	$314,805,627
Contrarian Fund	543,574,276	199,802,846	(1,583,569)	198,219,277
Equity Income Fund	23,343,316	8,596,365	(18,307)	8,578,058
Small Cap Growth Fund	6,638,427	326,373	(11,775)	314,598

As of June 30, 2013 the Funds had capital loss carry forwards available to offset future realized capital gains through the indicated expiration dates:

	Amount	Expires
Contrarian Fund	$56,006,510	2018
Equity Income Fund	2,717,970	2018

Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.

7.	Other Matters: As of April 9, 2010, the Investment Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Investment Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Investment Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Investment Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.

The Investment Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Investment Adviser, and not the Meridian Funds. While an outcome regarding the complaint is unknown at this time, the Investment Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its’ duties to the Meridian Funds.

8.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	41	www.meridianfund.com

Board Consideration of Management Agreement for

Meridian Small Cap Growth Fund

The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between Arrowpoint Asset Management, LLC (the “Adviser”) and the Corporation, on behalf of the Meridian Small Cap Growth Fund (the “Fund”), at a meeting held on October 15, 2013. As detailed below, at the meeting held on October 15, 2013 and at meetings leading up to this meeting, the Directors reviewed and considered a variety of information relating to the approval of the Management Agreement.

Prior to approving the Management Agreement, the Directors were presented with, and requested, received and evaluated, extensive information and materials about the Adviser. In this connection, the Directors reviewed, among other information, the Adviser’s responses to a series of detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Directors noted that the previous investment adviser to the series of the Company other than the Fund (the “Existing Funds”) had recently sold substantially all of its assets to the Adviser, including the previous adviser’s rights with respect to the management agreements with the Existing Funds. As a result, the Directors also considered the substantial information they had received leading up to their meeting on June 11, 2013 at which they approved the initial management agreement between the Adviser and the Company, on behalf of the Existing Funds. In this regard, the Directors noted that they had evaluated extensive information and materials about the Adviser and related matters and determined that this information was germane and meaningful to their consideration of the Management Agreement. The Directors also consulted with Independent Counsel, with whom they met separately and who advised on the legal standards for consideration by the Directors as well as otherwise assisted the Directors in their deliberations.

The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the information presented and reviewed by the Directors. In their deliberations, the Directors did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors considered all information available to them.

Nature, Extent and Quality of Services to be Provided

The Directors requested, received and considered substantial information, materials and data regarding the nature, extent and quality of services to be provided to the Fund by the Adviser under the Management Agreement. The Directors reviewed and analyzed these materials, which included, among other things, information about the background, experience and capabilities of senior management and other investment and administrative personnel of the Adviser. The Directors considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Fund. The Directors also considered the Adviser’s ability to provide administrative and operational services to the Fund and the financial condition of the Adviser, including its financial capacity to perform the services required under the Management Agreement. In addition, the Directors considered matters related to the Adviser’s compliance programs and its compliance history, as well as the Adviser’s representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Fund. The Directors reviewed information provided by the Adviser regarding various contemplated service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Fund. In this connection, the Directors were satisfied with the Adviser’s capabilities for providing services and overseeing and reviewing services to be rendered by outside providers.

In evaluating the services to be provided under the Management Agreement, the Directors also considered the presentations made by, and their discussions with representatives of, the Adviser at the above-referenced meetings. With respect to portfolio management, the Directors reviewed information regarding the qualifications of the anticipated portfolio managers for the Fund, including their prior experience. The Directors also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Directors considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel, including as it relates to the alignment of the interests of portfolio management personnel with those of Fund shareholders.

Meridian Funds	42	www.meridianfund.com

Board Consideration of Management Agreement for

Meridian Small Cap Growth Fund (continued)

Investment Advisory Fee Rate and Other Expenses

The Directors reviewed and considered the contractual investment advisory fee rate to be paid by the Fund to the Adviser for investment management services under the Management Agreement. The Directors also reviewed and considered information regarding the Fund’s total expense ratio and its various components, which were projected based on, among other factors, anticipated asset levels. The Directors reviewed comparisons of these fees to comparable information for a group of funds considered to be peers of the Fund, noting that the total expenses and advisory fee rate were higher than the median amounts for the peer funds. The Directors were provided with a description of the methodology used by the Adviser to select the funds in the Fund’s peer group. With respect to other accounts managed by the Adviser, the Directors noted that the Adviser did not currently manage any funds or accounts comparable to the Fund that would provide an appropriate fee comparison. In determining to approve the Management Agreement, the Directors considered, among other factors, the Adviser’s commitment to cap the total operating expense ratios for each of the Fund’s share classes by waiving and/or reimbursing certain expenses. The Directors noted that these expense limitations may not be amended or withdrawn by the Adviser until October 31, 2014.

The Directors concluded that the investment advisory fee rate to be paid by the Fund was reasonable in light of the services covered by the Management Agreement and that the anticipated expense structure of the Fund supported the approval of the Management Agreement.

Fund Performance

Because the Fund had not yet commenced investment operations at the time of the Directors, consideration and approval of the Management Agreement, the Directors could not consider the performance of the Fund as a factor in evaluating the Management Agreement, although, as noted above, the Directors gave appropriate consideration to the prior experience of the portfolio managers that would be managing the Fund. The Directors noted that they would review the Fund’s performance at each regular meeting of the Board and concluded that it would be appropriate to address the Fund’s performance in connection with future annual reviews.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced investment operations at the time of the Directors consideration and approval of the Management Agreement, information regarding the Adviser’s costs in providing services to the Fund and the profitability of the Adviser from its relationship with the Fund was not available. In this regard, the Board acknowledged that any projection regarding the Adviser’s profitability would depend on many factors and assumptions and therefore was speculative. The Board noted that it would have on-going opportunities to assess the Adviser’s profitability in the future based on actual results.

Economies of Scale

The Directors received and evaluated information regarding the potential to realize economies of scale with respect to management of the Fund, whether the Fund would appropriately benefit from any economies of scale and whether there was any potential for realization of economies of scale. The Directors recognized that the Fund may benefit from certain economies of scale over time, based on potential synergies with the Adviser’s existing operations, including distribution, trading and compliance monitoring capabilities. The Directors noted that they expected to continue to consider economies of scale from time-to-time and thus be in a position to evaluate economies of scale going forward. The Directors acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Directors’ understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Benefits to the Adviser

The Directors received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Fund. Among other things, the Directors noted that the Adviser would benefit from soft dollar arrangements using portfolio brokerage for the Fund. The Directors also noted that a related entity of the Adviser would serve as the principal underwriter of the Fund and could, in the future, retain a portion of the distribution and other shareholder servicing fees payable by the Fund and/or be reimbursed for providing related services to Fund shareholders. The Directors also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Fund.

Summary

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Directors, approved the Management Agreement.

Meridian Funds	43	www.meridianfund.com

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Meridian Fund, Inc.

Other Information (Unaudited)

December 31, 2013

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Contact Us

By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:

Individual Investor: (800) 446-6662	Institutional Investor: (303) 398-2929	Financial Advisor: (877) 796-3434

Key Information

Investment Adviser

Arrowpoint Asset Management LLC

100 Fillmore Street, Suite 325

Denver, CO 80206

Distributor

Destra Capital Investments LLC

901 Warrenville Road, Suite 15

Lisle, IL 60532

Administrator, Transfer Agent and Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Independent Legal Counsel

Davis Graham & Stubbs

1550 Seventeenth Street, Suite 500

Denver, CO 80202

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Three Embarcadero Center

San Francisco, CA 94111

Directors and Officers

Directors

James B. Glavin, Chairman

John Emrich

Michael S. Erickson

Ronald Rotter

Michael Stolper

Officers

David Corkins, President

Derek Mullins, Treasurer

Richard Grove, Vice President, Secretary & Chief Compliance Officer

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	March 4, 2014

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date	March 4, 2014

*	Print the name and title of each signing officer under his or her signature.